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                                                                    EXHIBIT 4.13


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                            FORM OF SERIES INSTRUMENT

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                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
PART A         TRUST AGREEMENT......................................................1
PART B         ADMINISTRATIVE SERVICES AGREEMENT....................................3
PART C         SUPPORT AND EXPENSES AGREEMENT.......................................5
PART D         NAME LICENSING AGREEMENT.............................................7
PART E         TERMS AGREEMENT......................................................9
PART F         COORDINATION AGREEMENT..............................................12
PART G         MISCELLANEOUS AND EXECUTION PAGES...................................17

EXHIBIT A      STANDARD TRUST AGREEMENT TERMS.....................................A-1
EXHIBIT B      STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS...................B-1
EXHIBIT C      STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS......................C-1
EXHIBIT D      STANDARD NAME LICENSING AGREEMENT TERMS............................D-1
EXHIBIT E      DISTRIBUTION AGREEMENT.............................................E-1
EXHIBIT F      CERTIFICATE OF TRUST...............................................F-1

ANNEX A        PRICING SUPPLEMENT...............................................A-A-1
ANNEX B        DELAWARE TRUSTEE SERVICE FEE SCHEDULE............................A-B-1
ANNEX C        ADMINISTRATOR SERVICE FEE SCHEDULE...............................A-C-1
ANNEX D        DEALER NOTICE INFORMATION........................................A-D-1

                                        i
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     WHEREAS, the parties named herein desire to enter into certain documents
relating to the issuance by Allstate Life Global Funding Trust [   ] - [ ] (the
"Trust") of Notes to investors under Allstate Life Global Funding's ("Global Funding") secured medium term notes program;

     WHEREAS, the Trust will be created under and its activities will be governed by (i) the provisions of the Trust Agreement (set forth in Part A of this Series Instrument), dated as of the date of the Pricing Supplement (attached to this Series Instrument as Annex A) (the "Pricing Supplement"), between the parties thereto indicated in Part G herein, and (ii) the Certificate of Trust (attached as Exhibit F to this Series Instrument);

     WHEREAS, the Trust will be administered pursuant to the provisions of the Administrative Services Agreement (set forth in Part B of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;

     WHEREAS, certain costs and expenses of the Trust and the service providers to the Trust will be paid pursuant to the Support and Expenses Agreement (set forth in Part C of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;

     WHEREAS, certain licensing arrangements between the Trust and Allstate Insurance Company will be governed pursuant to the provisions of the Name Licensing Agreement (set forth in Part D of this Series Instrument), dated as of the date of the Pricing Supplement, between the parties thereto indicated in Part G herein;

     WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Part E of this Series Instrument), dated as of the date of the Pricing Supplement, among the parties thereto indicated in Part G herein;

     WHEREAS, certain agreements relating to the Notes and the Funding Agreement(s) are set forth in the Coordination Agreement (set forth in Part F of this Series Instrument), dated as of the date of the Pricing Supplement, among the parties thereto indicated in Part G herein;

     All capitalized terms used in the above recitals and not otherwise defined will have the meanings set forth in the Standard Indenture Terms to be attached as Exhibit A to the Closing Instrument for the Trust.

                                       ii
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                                     PART A
                                 TRUST AGREEMENT

     This TRUST AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among Allstate Life Global Funding, a Delaware statutory trust, as trust beneficial owner (the "Trust Beneficial Owner"), AMACAR Pacific Corp., a Delaware corporation, as the sole administrator of the Trust (the "Administrator") and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Trust Beneficial Owner, the Administrator and the Delaware Trustee desire to authorize the issuance of Notes in connection with the entry into this Trust Agreement;

     WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Delaware Trustee, the Administrator and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;

     WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture to be set forth in Part A of the Closing Instrument for the Trust and the Terms Agreement set forth in Part E herein), (ii) the use of the proceeds of the sale of the Notes to acquire a Funding Note, which will be surrendered in consideration for the Funding Agreement(s), and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and

     WHEREAS, the parties hereto desire to incorporate by reference the Standard Trust Agreement Terms attached to this Series Instrument as Exhibit A (the "Standard Trust Agreement Terms," together with this Trust Agreement, collectively, the "Trust Agreement").

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

                                    ARTICLE 1

          Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Trust Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Trust Agreement are inconsistent with the terms of the Standard Trust Agreement Terms, the terms set forth in Article 2 herein shall apply.

          Section 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Trust Agreement is included as Part A. All capitalized terms not otherwise defined in this Trust Agreement shall have the meanings set forth in the Standard Trust Agreement Terms.

                                        1
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                                    ARTICLE 2

          Section 2.1 NAME. The Trust created and governed by this Trust Agreement shall have the name specified in this Series Instrument.

          Section 2.2 OWNERSHIP OF THE TRUST. Upon the creation of the Trust, Global Funding shall be the sole beneficial owner of the Trust.

          Section 2.3 ACKNOWLEDGMENT. The Delaware Trustee, the Trust Beneficial Owner and the Administrator expressly acknowledge their duties and obligations set forth in the Standard Trust Agreement Terms incorporated herein.

          Section 2.4 COMPENSATION. The Delaware Trustee shall be entitled to receive the fees specified in the Delaware Trustee Service Fee Schedule, which is attached as Annex B to this Series Instrument.

          Section 2.5   ADDITIONAL TERMS. None.

          Section 2.6 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Trust Agreement will enter into this Trust Agreement by executing this Series Instrument.

          By executing this Series Instrument, the Delaware Trustee, the Administrator and the Trust Beneficial Owner hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement among the Delaware Trustee, the Administrator and the Trust Beneficial Owner.

          All terms relating to the Trust or the Notes not otherwise included in this Trust Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.

          Section 2.7 COUNTERPARTS. This Trust Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                        2
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                                     PART B
                        ADMINISTRATIVE SERVICES AGREEMENT

     This ADMINISTRATIVE SERVICES AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust") and AMACAR Pacific Corp., a Delaware corporation (the "Administrator").

                              W I T N E S S E T H:

     WHEREAS, the Trust has requested that the Administrator perform various services for the Trust;

     WHEREAS, the Trust desires to have the Administrator perform various financial, statistical, accounting and other services for the Trust, and the Administrator is willing to furnish such services on the terms and conditions herein set forth; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Administrative Services Agreement Terms attached to this Series Instrument as Exhibit B (the "Standard Administrative Services Agreement Terms," together with this Administrative Services Agreement, collectively, the "Administrative Services Agreement").

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

                                    ARTICLE 1

          Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Administrative Services Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Administrative Services Agreement are inconsistent with the terms of the Standard Administrative Services Agreement Terms, the terms set forth in Article 2 herein shall apply.

          Section 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Administrative Services Agreement is included as Part
B. All capitalized terms not otherwise defined in this Administrative Services Agreement shall have the meanings set forth in the Standard Administrative Services Agreement Terms.

                                    ARTICLE 2

          Section 2.1 COMPENSATION. The Administrator shall be entitled to receive the fees specified in the Administrator Service Fee Schedule, which is attached as Annex C to this Series Instrument.

          Section 2.2   ADDITIONAL TERMS. None.

                                        3
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          Section 2.3   SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS.
The parties to this Administrative Services Agreement will enter into this Administrative Services Agreement by executing this Series Instrument.

          By executing this Series Instrument, Wilmington Trust Company (the "Delaware Trustee"), on behalf of the Trust, and the Administrator hereby agree that this Administrative Services Agreement will constitute a legal, valid and binding agreement between the Trust and the Administrator.

          All terms relating to the Trust or the Notes not otherwise included in this Administrative Services Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.

          Section 2.4 COUNTERPARTS. This Administrative Services Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          Section 2.5 THIRD PARTY BENEFICIARY. The parties hereto acknowledge that the Delaware Trustee shall be an express third party beneficiary to this Administrative Services Agreement, entitled in its own name and on its own behalf to enforce the provisions hereof against the Trust and the Administrator with respect to obligations owed to the Delaware Trustee by either the Trust or the Administrator; provided, however, that such right shall be valid only for so long as the Delaware Trustee has any outstanding obligations or potential obligations under the Trust Agreement.

                                        4
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                                     PART C
                         SUPPORT AND EXPENSES AGREEMENT

     This SUPPORT AND EXPENSES AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between Allstate Life Insurance Company, an Illinois stock life insurance company ("Allstate Life") and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust").

                              W I T N E S S E T H:

     WHEREAS, in consideration of the Service Providers providing services to the Trust in connection with the Program and pursuant to the agreements and other documents contained in this Series Instrument and the Closing Instrument to be executed for the Trust, under which the Service Providers will have certain duties and obligations, Allstate Life hereby agrees to the following compensation arrangements and terms of indemnity; and

     WHEREAS, the parties hereto desire to incorporate by reference the Standard Support and Expenses Agreement Terms attached to this Series Instrument as Exhibit C (the "Standard Support and Expenses Agreement Terms," together with this Support and Expenses Agreement, collectively, the "Support and Expenses Agreement").

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

                                    ARTICLE 1

          Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements of the Standard Support and Expenses Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Support and Expenses Agreement are inconsistent with the terms of the Standard Support and Expenses Agreement Terms, the terms set forth in Article 2 herein shall apply.

          Section 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Support and Expenses Agreement is included as Part C. All capitalized terms not otherwise defined in this Support and Expenses Agreement shall have the meanings set forth in the Standard Support and Expenses Agreement Terms.

                                    ARTICLE 2

          Section 2.1   ADDITIONAL TERMS. None.

          Section 2.2 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Support and Expenses Agreement will enter into this Support and Expenses Agreement by executing this Series Instrument.

                                        5
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          By executing this Series Instrument, each party hereto agrees that this Support and Expenses Agreement will constitute a legal, valid and binding agreement by and among such parties.

          All terms relating to the Trust or the Notes not otherwise included in this Support and Expenses Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.

          Section 2.3 COUNTERPARTS. This Support and Expenses Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                        6
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                                     PART D
                            NAME LICENSING AGREEMENT

     This NAME LICENSING AGREEMENT, dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into between Allstate Insurance Company (the "Licensor"), an Illinois stock life insurance company, and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Licensee").

                              W I T N E S S E T H:

     WHEREAS, Licensor is the owner of certain tradenames, trademarks and service marks and registrations and pending applications therefor, and may acquire additional tradenames, trademarks and service marks in the future (collectively, "Licensor's Marks");

     WHEREAS, Licensee desires to use certain of Licensor's Marks and use Allstate Life as part of its company name;

     WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee's use of Licensor's Marks; and

     WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Name Licensing Agreement Terms attached to this Series Instrument as Exhibit D (the "Standard Name Licensing Agreement Terms," together with this Name Licensing Agreement, collectively, the "Name Licensing Agreement").

     NOW, THEREFORE, in consideration of the mutual promises set forth in this Name Licensing Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

          Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Standard Name Licensing Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Name Licensing Agreement are inconsistent with the terms of the Standard Name Licensing Agreement Terms, the terms set forth in Article 2 herein shall apply.

          Section 1.2 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Name Licensing Agreement is included as Part D. All capitalized terms not otherwise defined in this Name Licensing Agreement shall have the meanings set forth in the Standard Name Licensing Agreement Terms.

                                    ARTICLE 2

          Section 2.1   ADDITIONAL TERMS. None.

                                        7
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          Section 2.2   SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS.
The parties to this Name Licensing Agreement will enter into this Name Licensing Agreement by executing this Series Instrument.

          By executing this Series Instrument, Licensor and the Licensee hereby agree that this Name Licensing Agreement will constitute a legal, valid and binding agreement between Licensor and the Licensee.

          All terms relating to the Trust or the Notes not otherwise included in this Name Licensing Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.

          Section 2.3 COUNTERPARTS. This Name Licensing Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                                        8
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                                     PART E
                                 TERMS AGREEMENT

     This TERMS AGREEMENT (the "Terms Agreement"), dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among each agent specified in the Pricing Supplement (each, an "Agent"), Allstate Life Global Funding, a Delaware statutory trust ("Global Funding") and the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust").

                              W I T N E S S E T H:

     WHEREAS, all things necessary to make this Terms Agreement a valid and legally binding agreement of the Trust, Global Funding and the other parties to this Terms Agreement, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the notes referred to in Section 1.4 below (the "Notes"), when executed by the Trust and authenticated and delivered pursuant hereto and the Indenture to be set forth in Part A to the Closing Instrument for the Trust, valid and legally binding obligations of the Trust as hereinafter provided; and

     WHEREAS, the parties hereto desire to incorporate by reference the Distribution Agreement attached to this Series Instrument as Exhibit E (the "Distribution Agreement", together with this Terms Agreement, collectively, the "Terms Agreement").

     NOW, THEREFORE, for and in consideration of the premises and the issuance of the Notes by the Trust, it is mutually agreed by the parties hereto as follows:

                                    ARTICLE 1

          Section 1.1 AGREEMENT TO BE BOUND. Global Funding, the Trust and each Agent hereby agree to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

          Section 1.2 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Distribution Agreement (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein). Should any portion of the Distribution Agreement conflict with the terms of this Terms Agreement, the terms of this Terms Agreement shall prevail. References herein to Sections or Exhibits shall refer respectively to the sections or exhibits of the Distribution Agreement, unless otherwise expressly provided.

          Section 1.3 ADDITION OF TRUST AS PARTY TO DISTRIBUTION AGREEMENT. Pursuant to the Distribution Agreement, each of the parties hereto acknowledges and agrees that the Trust, upon execution hereof by the Trust, Global Funding and the applicable Agent(s), shall become an "Issuing Trust" for purposes of the Distribution Agreement in accordance with the terms thereof, in respect of the Notes, with all the authority, rights, powers, duties and obligations of an "Issuing Trust" under the Distribution Agreement. The Trust confirms that any agreement, covenant, acknowledgment, representation or warranty under the Distribution Agreement applicable to the Trust is made by the Trust at the date hereof, unless another time or times are

                                        9
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specified in the Distribution Agreement, in which case such agreement, covenant, acknowledgment, representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.

          Section 1.4 DESIGNATION OF THE TRUST AND THE NOTES. The Trust referred to in this Terms Agreement is the Allstate Life Global Funding Trust specified in this Series Instrument. The Notes issued by the Trust pursuant to the Terms Agreement shall be the notes specified in the Pricing Supplement.

          Section 1.5   ADDITIONAL TERMS. None.

          Section 1.6 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Terms Agreement is included as Part E. All capitalized terms not otherwise defined in this Terms Agreement shall have the meanings set forth in the Distribution Agreement.

                                    ARTICLE 2

          Section 2.1   PURCHASE/SOLICITATION OF PURCHASES OF NOTES.

          (1) If specified in the Pricing Supplement, the Notes are being purchased by the Agent(s) as principal. If the Notes are to be purchased by the Agent(s) as principal, the Agent(s) specified in the Pricing Supplement [severally and not jointly] agree to purchase the Notes having the terms and in the amounts specified in the Pricing Supplement.

          (2) If specified in the Pricing Supplement, the Agent(s) will be acting as agent. If the Agent(s) are to solicit the purchase of the Notes acting as agents, the Agent(s) will solicit the purchase of Notes pursuant to Section 1(d) of the Distribution Agreement.

          Section 2.2 FUNDING AGREEMENT. On the Original Issue Date set forth in the Pricing Supplement, Global Funding will assign absolutely to, and deposit into, the Trust the Funding Agreement(s) identified by number in the Pricing Supplement.

          Section 2.3 DEALER NOTICE INFORMATION. As specified in Annex D to this Series Instrument.

                                    ARTICLE 3

          Section 3.1 SERIES INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Terms Agreement will enter into this Terms Agreement by executing this Series Instrument.

          By executing this Series Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among the Trust, Allstate Life Global Funding and the Agents specified in the Pricing Supplement.

          All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in this Series Instrument or Pricing Supplement as indicated herein.

                                       10
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          Section 3.2   COUNTERPARTS. This Terms Agreement, through this Series
Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

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                                     PART F
                             COORDINATION AGREEMENT



     This COORDINATION AGREEMENT (this "Coordination Agreement"), dated as of the date of the Pricing Supplement attached to this Series Instrument as Annex A (the "Pricing Supplement"), is entered into among Allstate Life Insurance Company ("Allstate Life"), Allstate Life Global Funding ("Global Funding"), J.P. Morgan Trust Company, National Association, as funding note indenture trustee (in such capacity, the "Funding Note Indenture Trustee") the Allstate Life Global Funding Trust specified in this Series Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as indenture trustee (in such capacity, the "Indenture Trustee").



                              W I T N E S S E T H:

     WHEREAS, the Trust intends to issue the Notes specified in the Pricing Supplement (the "Notes") in accordance with the Indenture to be set forth in Part A to the Closing Instrument for the Trust (the "Indenture");



     WHEREAS, the Agent(s) have agreed to sell the Notes in accordance with the Purchase Agreement, the Terms Agreement and the Registration Statement;


     WHEREAS, the Trust intends to purchase the Funding Note issued by Global Funding and dated as of the Original Issue Date specified in the Pricing Supplement (the "Funding Note") with the net proceeds from the sale of the Notes;

     WHEREAS, Global Funding intends to sell the Funding Note to the Trust and use the proceeds therefrom to purchase the Funding Agreement(s) described in the Pricing Supplement (the "Funding Agreement(s)") from Allstate Life;

     WHEREAS, Allstate Life intends to sell the Funding Agreement(s) to Global Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note;



     WHEREAS, Global Funding intends to immediately pledge and collaterally assign each Funding Agreement to and grant a security interest in each Funding Agreement and the related collateral in favor of, the Funding Note Indenture Trustee to secure its obligations under the Funding Note;





     WHEREAS, Global Funding intends to immediately thereafter assign absolutely to, and deposit into, the Trust the Funding Agreement(s), and the Funding Note will be surrendered for cancellation by or on behalf of the Trust, and will be cancelled by the Funding Note Indenture Trustee, and the pledge and collateral assignment of each Funding Agreement to, and the security interest in favor of, the Funding Note Indenture Trustee will be terminated;




     WHEREAS, the Trust intends to pledge and collaterally assign the Funding Agreement(s) to the Indenture Trustee to secure its obligations under the Notes; and





     WHEREAS, the Trust intends to grant a security interest to the Indenture Trustee for the benefit of the Secured Parties (as defined in the Indenture).



     NOW, THEREFORE, to give effect to the agreements and arrangements established under the Terms Agreement set forth in Part E of this Series Instrument, the Trust Agreement set forth in Part A of this Series Instrument, the Indenture, and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

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                                    ARTICLE 1
                            PURCHASE OF FUNDING NOTE

     The Trust hereby agrees to purchase the Funding Note from Global Funding with the net proceeds from the sale of the Notes. Global Funding hereby agrees to sell the Funding Note to the Trust in consideration for the net proceeds from the sale of the Notes.


                                    ARTICLE 2
                        PURCHASE OF FUNDING AGREEMENT(S)



     Allstate Life hereby agrees to sell the Funding Agreement(s) to Global Funding in consideration for the proceeds Global Funding receives from the sale of the Funding Note. Global Funding hereby agrees to immediately purchase the Funding Agreement(s) with the proceeds Global Funding receives from the sale of the Funding Note. Global Funding agrees to immediately pledge and collaterally assign each Funding Agreement to, and grant a security interest in each Funding Agreement and the related collateral in favor of, the Funding
Note Indenture Trustee.



                                    ARTICLE 3
                          SALE OF FUNDING AGREEMENT(S);
                          CANCELLATION OF FUNDING NOTE



     The parties hereto agree that Global Funding will assign the Funding Agreement(s) absolutely to, and deposit, the Funding Agreement(s) into, the Trust, immediately following the pledge, collateral assignment and grant of security interest described in Article 2, and the Funding Note will be surrendered for cancellation by or on behalf of the Trust. The Trust hereby agrees to accept the Funding Agreement(s) from Global Funding in consideration for the Trust's surrender of the Funding Note. The parties hereto agree that the Funding Note shall be cancelled by the Funding Note Indenture Trustee immediately upon such surrender and the pledge and collateral assignment of each Funding Agreement to, and the security interest in favor of, the Funding Note Indenture Trustee will be terminated. Such cancellation shall operate as a redemption of the Funding Note.


                                    ARTICLE 4
                      DELIVERY OF THE FUNDING AGREEMENT(S)



     The parties hereby appoint the Chicago, Illinois office of the Indenture Trustee to act as custodian for the Funding Agreement(s) (the "Collateral Custodian") in connection with (i) the sale of the Funding Agreement(s) by Allstate Life to Global Funding and the pledge and collateral assignment of each Funding Agreement to, and the security interest in favor of, the Funding
Note Indenture Trustee, pursuant to Article 2 above, (ii) the sale and deposit of the Funding Agreement(s) by Global Funding to the Trust pursuant to Article 3 above, (iii) the collateral assignment of the Funding Agreement(s) by the Trust to the Indenture Trustee and (iv) any subsequent permitted transfer of the Funding Agreement(s) by the Indenture Trustee, and in such capacity to accept and hold in its physical custody the Funding Agreement(s) in the State of Illinois until such time when the Indenture Trustee notifies the Collateral Custodian in writing to the contrary, in connection with the release of the Funding Agreement(s) in accordance with the terms of the Indenture or upon the occurrence and during the continuation of an Event of Default (as defined in the Standard Indenture Terms to be attached as Exhibit A to the Closing Instrument for the Trust) whereupon such physical custody and possession of the Funding Agreement(s) will be transferred to the Indenture Trustee or another person in the manner directed by the Indenture Trustee. The Indenture Trustee, acting through its Chicago, Illinois office, hereby accepts such appointment and agrees to perform all of its obligations in its capacity as Collateral Custodian for the Funding Agreement(s).

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                                    ARTICLE 5
                           PERIODIC PAYMENTS; MATURITY



          Section 5.1 DIRECTIONS REGARDING PERIODIC PAYMENTS. As registered owner of the Funding Agreement(s) as collateral securing payments on the Notes, following the pledge and collateral assignment of the Funding Agreement(s) by the Trust to the Indenture Trustee, the Indenture Trustee will receive payments on the Funding Agreement(s) on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.



          Section 5.2   AMENDMENT TO DIRECTIONS.

                 (a) The Trust may, at any time and at its sole discretion, amend the directions set forth in Section 5.1 in accordance with the Trust Agreement and the Indenture.

                 (b) Any notice to a payor of the change in identity of any payee or the appointment of any successor payee, which notice is acknowledged by the Trust, shall be deemed to be an amendment to these directions which replaces such new payee for the payee named in these directions.

          Section 5.3 MATURITY OF THE FUNDING AGREEMENT(S). Upon the maturity of the Funding Agreement(s) and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes when due.

                                    ARTICLE 6
                                  MISCELLANEOUS



          Section 6.1 NO ADDITIONAL LIABILITY. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the other documents related to the Programs (the "Program Documents"), except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.




          Section 6.2 NO CONFLICT. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the Program Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program Documents, the provisions of such documents shall govern.





          Section 6.3 GOVERNING LAW. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, this Coordination Agreement shall be governed by and construed in accordance with, the laws of the State of New York.



          Section 6.4 DEFINITIONS. "Series Instrument" means the Series Instrument in which this Coordination Agreement is included as Part F. All capitalized terms not otherwise defined in this Coordination Agreement shall have the meanings set forth in the Distribution Agreement.

          Section 6.5 SEVERABILITY. If any provision of this Coordination Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

          Section 6.6 COUNTERPARTS. This Coordination Agreement, through this Series Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          Section 6.7 NOTICES. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

     if to Allstate Life, at

     Allstate Life Insurance Company
     3100 Sanders Road
     Northbrook, IL 60062
     Attention: Secretary


     if to Global Funding, at

     Allstate Life Global Funding
     c/o AMACAR Pacific Corp.
     6525 Morrison Boulevard, Suite 318
     Charlotte, NC 28211
     Attention: President



     if to the Funding Note Indenture Trustee, at

     J.P. Morgan Trust Company, National Association
     201 North Central Avenue
     Phoenix, AZ 85004
     Attention: Global Corporate Trust Services Division



     if to the Trust, at

     Allstate Life Global Funding Trust
     c/o AMACAR Pacific Corp.
     6525 Morrison Boulevard, Suite 318
     Charlotte, NC 28211
     Attention: President


     if to the Indenture Trustee, at

     J.P. Morgan Trust Company, National Association
     201 North Central Avenue
     Phoenix, AZ 85004
     Attention: Global Corporate Trust Services Division or at such other address as shall be designated by any such party in a written notice to the other parties.

                                     PART G
                        MISCELLANEOUS AND EXECUTION PAGES

     This Series Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

     Each signatory, by its execution hereof, does hereby become a party to, or executes, each of the agreements and certificates identified below for such signatory as of the date specified in such agreements and certificates.

     It is expressly understood and agreed by the parties that (a) Wilmington Trust Company (the "Delaware Trustee") is hereby instructed by Global Funding and the Trust to execute this Series Instrument on their behalf, (b) this Series Instrument is executed and delivered by the Delaware Trustee, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement set forth in Part A herein (the "Trust Agreement"), (c) each of the representations, undertakings and agreements made on the part of the Trust in this Series Instrument is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (d) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (e) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for any breach or failure of any obligation, representation, warranty or covenant to be made or undertaken by the Trust under the Indenture to be set forth in Part A to the Closing Instrument for the Trust or any other related documents; provided, however, that such waiver shall not affect the liability of the Delaware Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Series Instrument.


                            ALLSTATE INSURANCE COMPANY (for purposes of the Name Licensing Agreement set forth in Part D herein)

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                            ALLSTATE LIFE INSURANCE COMPANY (for purposes of (i) the Support and Expenses Agreement set forth in Part C herein and (ii) the Coordination Agreement set forth in Part F herein)

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                            ALLSTATE LIFE GLOBAL FUNDING (for purposes of
                            (i) the Trust Agreement set forth in Part A herein,
                            (ii) the Terms Agreement set forth in Part E herein and (iii) the Coordination Agreement set forth in Part F herein)

                            By:  Wilmington Trust Company, solely in its
                                 capacity as Delaware Trustee

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                            THE ALLSTATE LIFE GLOBAL FUNDING TRUST
                            SPECIFIED ABOVE (for purposes of (i) the
                            Administrative Services Agreement set forth in Part B herein, (ii) the Support and Expenses Agreement set forth in Part C herein, (iii) the Name Licensing Agreement set forth in Part D herein, (iv) the Terms Agreement set forth in Part E herein and (v) the Coordination Agreement set forth in Part F herein)

                            By:  Wilmington Trust Company, solely in its
                                 capacity as Delaware Trustee

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                            WILMINGTON TRUST COMPANY (for purposes of the Trust Agreement set forth in Part A herein as Delaware Trustee)

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:




                            J.P. MORGAN TRUST COMPANY, NATIONAL
                            ASSOCIATION (for purposes of the Coordination Agreement set forth in Part F herein, as Funding
                            Note Indenture Trustee, and as Indenture Trustee)



                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                            AMACAR Pacific Corp. (for purposes of (i) the
                            Trust Agreement set forth in Part A herein and (ii) the Administrative Services Agreement set forth in Part B herein as Administrator)

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                            [MERRILL LYNCH, PIERCE, FENNER & SMITH
                            INCORPORATED] (for purposes of the Terms
                            Agreement set forth in Part E herein)

                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                    EXHIBIT A

                         STANDARD TRUST AGREEMENT TERMS

                                    EXHIBIT B

                STANDARD ADMINISTRATIVE SERVICES AGREEMENT TERMS

                                    EXHIBIT C

                  STANDARD SUPPORT AND EXPENSES AGREEMENT TERMS

                                    EXHIBIT D

                     STANDARD NAME LICENSING AGREEMENT TERMS

                                    EXHIBIT E

                             DISTRIBUTION AGREEMENT

                                    EXHIBIT F

                              CERTIFICATE OF TRUST

                                     ANNEX A

                               PRICING SUPPLEMENT

           [PRICING SUPPLEMENT FOR SECURED MEDIUM TERM NOTES PROGRAM]

                        Filed pursuant to Rule 424(b)( )
                      Registration Statement No. 333-112249
                   Pricing Supplement No.__ Dated ______, 200_
                      (To Prospectus dated _____, 2004, and
                    Prospectus Supplement dated _____, 2004)
                                 CUSIP: ________

                                 [ALLSTATE LOGO]

                          ALLSTATE LIFE GLOBAL FUNDING
                            SECURED MEDIUM TERM NOTES
                                 ISSUED THROUGH
         ALLSTATE LIFE GLOBAL FUNDING TRUST [    ] - [  ] (THE "TRUST")

     The description in this pricing supplement of the particular terms of the Secured Medium Term Notes offered hereby supplements the description of the general terms and provisions of the notes set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

Principal Amount:                                 Agent(s) Discount:

Issue Price:                                      Original Issue Date:

Net Proceeds to the Trust:                        Stated Maturity Date:

Funding Agreement Number(s):                      Funding Note Number:

Specified Currency:                               Trust Expiration Date:

Interest Payment Dates:                           Depositary:

Initial Interest Payment Date:

Regular Record Date:                              [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate:                            / / Fixed Rate / / Floating Rate

Fixed Rate Notes:                                 / / Yes / / No. If, Yes,

Interest Rate:

Floating Rate Notes:                              / / Yes / / No. If, Yes,

Regular Floating Rate Notes:                      / / Yes / / No. If, Yes,
   Interest Rate:
   Interest Rate Basis(es):

Floating Rate/Fixed Rate Note:                    / / Yes / / No. If, Yes,
   Floating Interest Rate:

                                      A-A-1

   Interest Rate Basis(es):
   Fixed Interest Rate:
   Fixed Rate Commencement Date:

Inverse Floating Rate Note:                      / / Yes / / No. If, Yes,
   Fixed Interest Rate:
   Floating Interest Rate:
   Interest Rate Basis(es):

Initial Interest Rate*, if any:

Initial Interest Reset Date:

Interest Rate Basis(es). Check all that apply:
   / / CD Rate                                    / / Commercial Paper Rate
   / / CMT Rate                                   / / Eleventh District Cost of Funds Rate
   / / LIBOR                                      / / Federal Funds Rate
   / / EURIBOR                                    / / Treasury Rate
   / / Prime Rate                                 / / Other (See Attached)

   If LIBOR:

   / / LIBOR Reuters Page                         / / LIBOR Moneyline Telerate Page

   LIBOR Currency:

   If CMT Rate:
       Designated CMT Telerate Page:
       If 7052:                                       / / Weekly Average
                                                      / / Monthly Average
       Designated CMT Maturity Index:

   Index Maturity:

   Spread (+/-):

   Spread Multiplier:

   Interest Reset Date(s):

   Interest Rate Determination Date(s):

   Maximum Interest Rate, if any:

   Minimum Interest Rate, if any;


----------
* From the Original Issue Date to the Initial Interest Payment Date, the Initial Interest Rate shall be deemed to be:

   / / CD Rate                                    / / Commercial Paper Rate
   / / CMT Rate                                   / / Eleventh District Cost of Funds Rate
   / / LIBOR                                      / / Federal Funds Rate
   / / EURIBOR                                    / / Treasury Rate
   / / Prime Rate                                 / / Other (See Attached)

                                      A-A-2

   Calculation Agent:                                 [J.P. Morgan Trust Company, National
                                                      Association]

   Exchange Rate Agent:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Note:                                  / / Yes / / No. If, Yes,
   Amortizing Schedule:
   Additional/Other Terms:

Discount Note:                                    / / Yes / / No. If, Yes,
   Total Amount of Discount:
   Initial Accrual Period of Discount:
   Additional/Other Terms:

Redemption Provisions:                            / / Yes / / No. If, Yes,
   Initial Redemption Date:
   Initial Redemption Percentage:
   Annual Redemption Percentage Reduction
      (if any):
   Redemption:                                    / / In whole only and not in part
                                                  / / May be in whole or in part
   Additional/Other Terms:

Repayment:                                        / / Yes / / No. If, Yes,
   Repayment Date(s):
   Repayment Price:
   Repayment:                                     / / In whole only and not in part
                                                  / / May be in whole or in part

   Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing:                      / / Yes / / No. If Yes, Name of Exchange:________

Authorized Denominations:                         [$1,000]

Ratings:

   The Notes issued under the Program are rated _____ by Standard & Poor's ("S&P"). Allstate Life anticipates Moody's Investors Service, Inc. ("Moody's") to rate the Notes ____ at the Original Issue Date.

                                      A-A-3

Agent(s) Purchasing Notes as Principal:           / / Yes / / No. If Yes,

Agent(s)                                          Principal Amount

   Total:                                         ______________________________

Agent(s) Acting as Agent:                         / / Yes / / No. If Yes,

Agent(s)                                          Principal Amount

   Total:                                         ______________________________

Additional/Other Terms:

Special Tax Considerations:

                                      A-A-4

                             [PRICING SUPPLEMENT FOR
                    ALLSTATE LIFE(SM) CORENOTES(SM) PROGRAM]

                        Filed pursuant to Rule 424(b)( )
                      Registration Statement No. 333-112249
                  Pricing Supplement No. __ Dated ______, 200_
                      (To Prospectus dated _____, 2004, and
                    Prospectus Supplement dated _____, 2004)
                                 CUSIP: ________

                                 [ALLSTATE LOGO]

                          ALLSTATE LIFE GLOBAL FUNDING
                                 ISSUED THROUGH
         ALLSTATE LIFE GLOBAL FUNDING TRUST [    ] - [  ] (THE "TRUST")

     The description in this pricing supplement of the particular terms of the Allstate Life(SM) CoreNotes(SM) offered hereby supplements the description of the general terms and provisions of the notes set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

Principal Amount:                                 Agent(s) Discount:

Issue Price:                                      Original Issue Date:

Net Proceeds to the Trust:                        Stated Maturity Date:

Funding Agreement Number(s):                      Funding Note Number:

Interest Payment Dates:                           Trust Expiration Date:

Initial Interest Payment Date:                    Depositary:

Regular Record Date:                              [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate:                            / / Fixed Rate  / / Floating Rate

Fixed Rate Notes:                                 / / Yes / / No. If, Yes,

Interest Rate:

Floating Rate Notes:                              / / Yes / / No. If, Yes,

Regular Floating Rate Notes:                      / / Yes / / No. If, Yes,
   Interest Rate:
   Interest Rate Basis(es):

Floating Rate/Fixed Rate Note:                    / / Yes / / No. If, Yes,
   Floating Interest Rate:
   Interest Rate Basis(es):
   Fixed Interest Rate:
   Fixed Rate Commencement Date:

----------
"Allstate Life(SM)" is a registered servicemark of Allstate Insurance Company. "CoreNotes(SM)" is a servicemark of Merrill Lynch & Co., Inc.

                                      A-A-5

Initial Interest Rate*, if any:

Initial Interest Reset Date:

Interest Rate Basis(es).  Check all that apply:
   / / CD Rate                                        / / CMT Rate
   / / Commercial Paper Rate                          / / LIBOR
   / / Treasury Rate                                  / / Prime Rate
   / / Federal Funds Rate                             / / Other (See Attached)

   If LIBOR:

   / / LIBOR Reuters Page                             / / LIBOR Moneyline Telerate Page

   LIBOR Currency:

   If CMT Rate:
       Designated CMT Telerate Page:
       If 7052:                                           / / Weekly Average
                                                          / / Monthly Average
       Designated CMT Maturity Index:

   Index Maturity:

   Spread (+/-):

   Spread Multiplier:

   Interest Reset Date(s):

   Interest Rate Determination Date(s):

   Maximum Interest Rate, if any:

   Minimum Interest Rate, if any;

Calculation Agent:                                [J.P. Morgan Trust Company, National Association]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):


----------
* From the Original Issue Date to the Initial Interest Payment Date, the Initial Interest Rate shall be deemed to be:

   / / CD Rate                                        / / CMT Rate
   / / Commercial Paper Rate                          / / LIBOR
   / / Treasury Rate                                  / / Prime Rate
   / / Federal Funds Rate                             / / Other (See Attached)

                                      A-A-6

Discount Note:                                    / / Yes / / No. If, Yes,
   Total Amount of Discount:
   Initial Accrual Period of Discount:
   Additional/Other Terms:

Terms of Survivor's Option:
   Annual Put Limitation:                             / / $2,000,000 or 2%; or
                                                      / / $_______ or __%
   Individual Put Limitation:                         / / $250,000; or
                                                      / / $_______
   Trust Put Limitation:                              / / ______

Redemption Provisions:                            / / Yes / / No. If, Yes,
   Initial Redemption Date:
   Redemption:                                        / / In whole only and not in part
                                                      / / May be in whole or in part
   Additional Other Terms:

Sinking Fund (not applicable unless specified):

Securities Exchange Listing:                      / / Yes / / No. If Yes, Name of Exchange:______

Authorized Denominations:                         [$1,000]

Ratings:

   The Notes issued under the Program are rated _____ by Standard & Poor's ("S&P"). Allstate Life anticipates Moody's Investors Service, Inc. ("Moody's") to rate the Notes ___ at the Original Issue Date.

Agent(s) Purchasing Notes as Principal:           / / Yes  / / No. If Yes,

Agent(s)                                          Principal Amount

   Total:                                         ______________________________

Agent(s) Acting as Agent:                         / / Yes / / No.  If Yes,

Agent(s)                                          Principal Amount

   Total:                                         ______________________________

Additional/Other Terms:

Special Tax Considerations:

                                      A-A-7

                                     ANNEX B

                      DELAWARE TRUSTEE SERVICE FEE SCHEDULE

                                      A-B-1

                                     ANNEX C

                       ADMINISTRATOR SERVICE FEE SCHEDULE

                                      A-C-1

                                     ANNEX D

                            DEALER NOTICE INFORMATION

                                      A-D-1